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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 17, 2000
                                                   (February 15,2000)
                                                   ------------------

                                 BE FREE, INC.
            (Exact name of registrant as specified in its charter)


     Delaware                      000-27271                     04-3303188
(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                  154 Crane Meadow Road, Marlborough, MA 01752
            (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code:   (508) 357-8888
                                                          ------------------


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

1. On February 15, 2000, the Company issued a press release, which is attached herewith as Exhibit 99.1, announcing its earnings for its fiscal year-ended
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     December 31, 1999 and a two-for-one stock split of its outstanding shares of Common Stock to be effected in the form of a 100% stock dividend (the "Split"). The dividend will be distributed on March 8, 2000 (the "Dividend Distribution Date') to the Company's stockholders of record as of the close of business on March 1, 2000.

     On November 12, 1999, the Company filed two Registration Statements on
     Form S-8 to register under the Securities Act of 1933, as amended (the "Securities Act"), an aggregate of 2,643,449 shares of its Common Stock issuable pursuant to its 1998 Stock Incentive Plan (File No. 333- 90861) and 212,500 shares of Common Stock issuable pursuant 1999 Employee Stock Purchase Plan (File No. 333-90859). Each of the Form S-8 Registration Statements incorporates by reference this Current Report on Form 8-K and, as a result of the Split, as of the Dividend Distribution date (i) the Form S-8 Registration Statement for the 1998 Stock Incentive Plan (File No. 333-90861) shall be deemed to register 5,286,898 shares of Common Stock and
     (ii) the S-8 Registration Statement for the 1999 Employee Stock Purchase Plan (File No. 333-90859) shall be deemed to register 425,000 shares of Common Stock, in accordance with Rule 416 of the Securities Act.

2. On February 16, 2000, the Company announced that it had entered into a definitive Agreement and Plan of Merger, dated February 15, 2000 (the "Merger Agreement"), to acquire TriVida Corporation, a California corporation ("TriVida"). Pursuant to the Merger Agreement, a wholly-owned subsidiary of the Company will be merged with and into TriVida and TriVida will become a wholly-owned subsidiary of the Company. Upon the consummation of the Merger, the Company will issue to the stockholders of TriVida 1,560,000 shares (pre-Split) of Be Free's common stock, $0.01 par value per share (the "Common Stock"), in addition to reserving for issuance 190,000 shares (pre-Split) of Common Stock for assumed options and warrants of TriVida. The Merger is subject to the satisfaction or waiver of customary closing conditions, including the approval of the stockholders of TriVida, which is currently scheduled to occur in late February. The press release issued by the Company announcing the signing of the Merger Agreement is attached herewith as Exhibit 99.2.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2000           BE FREE, INC.


                                  By:  /s/ Stephen M. Joseph
                                      -----------------------
                                      Stephen M. Joseph
                                      Chief Financial Officer and Treasurer


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                                 EXHIBIT INDEX


99.1 Company Press Release, dated February 15, 2000, regarding the announcement of its earnings for the fiscal year-ended December 31, 2000 and the two-for-one common stock split.

99.2 Company Press Release, dated February 16, 2000, regarding the announcement of the signing of a definitive Agreement and Plan of Merger, dated February 15, 2000 with TriVida, a California corporation.